Annual Report
                                 March 31, 1997

                                   Legg Mason
                                    Tax-Free
                                  Income Fund


                               Maryland Tax-Free

                             Pennsylvania Tax-Free

                                    Tax-Free
                               Intermediate-Term


                           Putting Your Future First


                               [Legg Mason Logo]

                                     FUNDS

Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Trustees
      John F. Curley, Jr., Chairman
      Edmund J. Cashman, Jr., President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

      Legg Mason Wood Walker, Incorporated
------------------------------------------------
            111 South Calvert Street
     P.O. Box 1476, Baltimore, MD 21203-1476
                410 o 539 o 0000



[Recycle Logo] Printed on Recycled Paper

LMF-030
5/97

To Our Shareholders,

   We are pleased to provide you with Legg Mason Tax-Free Income Fund's annual report for its fiscal year ended March 31, 1997, combining reports for the Legg Mason Maryland Tax-Free Income Trust, Pennsylvania Tax-Free Income Trust and the Tax-Free Intermediate-Term Income Trust. If you own more than one Trust of the Tax-Free Income Fund, this will eliminate extra mailings to your home. If you own only one portfolio, you may be interested in information on other portfolios of the Fund.

   The following table summarizes key statistics for each Trust, as of March 31, 1997:
                                                Average          Net Asset Value
                            SEC Yield*      Weighted Maturity       Per Share
                            ----------      -----------------    ---------------
   Maryland Tax-Free          4.88%           16.10 years             $15.91
   Pennsylvania Tax-Free      4.92%           17.63 years              15.80
   Tax-Free Intermediate      4.28%            7.46 years              15.22

   Each of the Trusts seeks a high level of current income exempt from federal income tax. Maryland Tax-Free also seeks income which is exempt from Maryland state and local income taxes. Pennsylvania Tax-Free also seeks income which is exempt from Pennsylvania personal income tax. The Trusts purchase only securities which have received investment grade ratings from Moody's Investors Service or Standard & Poor's Corporation or which are judged by each Trust's investment adviser to be of comparable quality. Moody's ratings of securities we currently own are:

                               Maryland      Pennsylvania          Tax-Free
                               Tax-Free        Tax-Free        Intermediate-Term
                               --------      ------------      -----------------
   Aaa                          40.34%           71.56%              53.94%
   Aa                           40.49            12.38               32.65
   A                            14.63            13.36               10.52
   Baa                           2.91              --                  --
   Short-term securities         1.63             2.70                2.89

   Net asset values per share for each of the Trusts declined slightly from their September 30, 1996 levels in response to increases in interest rates. For the full twelve month period, total returns for Maryland Tax-Free, Pennsylvania Tax-Free and Tax-Free Intermediate-Term were 4.73%, 4.61% and 3.71%, respectively. (Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid, and does not reflect the effect of the maximum initial sales charge of 2.75% for Maryland Tax-Free and Pennsylvania Tax-Free. The maximum sales charge of 2.00% for Tax-Free Intermediate-Term is being waived through July 31, 1997 and no sales charge is reflected in the Trust's total return calculation.)

   Normally, the average weighted maturity for Maryland Tax-Free and Pennsylvania Tax-Free will be kept within a range of 12-24 years. Because of their relatively long weighted average maturities, these Trusts offer higher yields than short-term and intermediate-term tax free bond funds. However, their net asset values per share typically will decline more when interest rates rise and gain more when interest rates fall than net asset values per share of tax free bond funds with short-term and intermediate-term average weighted maturities. Tax-Free Intermediate-Term's weighted average maturity is normally kept within an intermediate-term maturity range of 2-10 years. We expect that, in most market periods, the Trust will offer greater price stability than municipal bond funds with longer maturities while earning somewhat lower yields.

   Some shareholders regularly add to their Trust holdings by authorizing monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase shares in this convenient way.

                               Sincerely,


                               /s/ John F. Curley
                               ------------------
                               John F. Curley, Jr.
                               Chairman

May 12, 1997

-----------
*SEC yields reported are for the 30 days ended March 31, 1997.

Portfolio Manager's Comments
Legg Mason Tax-Free Income Fund

Market Overview
   The twelve months ended March 31, 1997, resulted in modest returns for the municipal bond market. Despite relatively benign inflation data, renewed strength in the economy created increased volatility as participants struggled to determine the outlook for Fed policy. When the market focused on the inflation data, rates trended downwards, reaching a cyclical low in mid-February of 1997. However, despite only mild indications of inflation, statistical data in the fourth quarter of 1996 and the first quarter of 1997 pointed to strong growth in the economy, especially in the housing and employment numbers. In light of these numbers, the Fed increased the Fed Funds rate 25 basis points (100 basis points = 1%) on March 25 in a preemptive attempt to fight inflation. This action led to higher interest rates across the entire yield curve over the final six weeks of our Fund's fiscal year. The final result was slightly higher municipal rates compared to the beginning of the period, with total returns close to the coupon rate.

Maryland Tax-Free Income Trust
   For the fiscal year ended March 31, 1997, the Fund's total return was 4.73% (excluding the maximum 2.75% sales charge). Compared to other Maryland municipal bond funds for the same period, the Maryland Tax-Free Income Trust's total return ranked 16 of 33 funds with similar investment objectives according to Lipper Analytical Services, Inc. The average maturity of the fund decreased slightly to 16.10 years from 16.28 years over the last twelve months as we maintained caution in light of the strong growth evident in the economy and the Fed's apparent bias to tighten. Our conservative strategy has served the Fund well over the longer term, as the Fund has ranked 4 of 13 similar funds over the five years ended March 31, 1997, according to Lipper.

Pennsylvania Tax-Free Income Trust
   For the fiscal year ended March 31, 1997, the Fund's total return was 4.61% (excluding the maximum 2.75% sales charge). The Fund ranked 43 of 63 Pennsylvania municipal bond funds according to Lipper Analytical Services, Inc. for the same period. We gradually shortened the average maturity of the Fund from 19.32 years to 17.63 years in light of the near-term risks stemming from strong economic growth and uncertainty regarding Fed policy. Our focus on income and higher quality bonds has enabled the Fund to perform competitively as a long-term investment, its total return ranking 12 of 24 similar funds over the five year period ended March 31, 1997 according to Lipper.

Tax-Free Intermediate-Term Income Trust
   The Tax-Free Intermediate-Term Income Trust's total return was 3.71% for the fiscal year ended March 31, 1997. For the same period, the Fund's total return ranked 100 of 139 intermediate-term municipal funds according to Lipper Analytical Services, Inc. The Fund's performance was attributable to our focus on high coupon bonds combined with a relatively short average maturity of 7.5 years during the winter bond rally. However, our cautious stance in light of uncertain Fed policy seems appropriate, and we will look to extend the average maturity gradually with attractively priced high quality bonds when the opportunities present themselves.

Market Commentary
   Following the trend established in the fourth quarter of 1996, municipal bonds have fared better than the taxable market as a whole so far this year, albeit for different reasons. Municipal performance in the fourth quarter was buoyed by a benign political picture following the elections and the resulting de-emphasis on tax reform. Municipal bond returns in the first quarter of 1997 have been influenced primarily by the lack of new issue supply in the market, especially in January and February, which historically have been the lightest months in terms of gross municipal new issuance.

   However, March provided a new set of challenges. The highly anticipated Fed tightening became a reality at the same time municipal issuance began to pick up. The market had a hard time absorbing the new supply in an environment dominated by fears of tighter Fed policy. As a result, the broad municipal market surrendered its gains from early in the quarter and posted a mild decline of 0.24%. That decline was 32 basis points less than the taxable market. The municipal market continues to show strength relative to the

Treasury market, with 10 and 30 year Aaa issues yielding 74% and 81% of comparable Treasuries, slightly below twelve month averages of 76% and 83%, respectively.

Outlook
   We view the recent tightening of monetary policy as a positive for the market. Although we do believe that there will be one or possibly two more increases in short rates, the Fed has given direction to a market which had been floundering for several years. Rates along the entire yield curve will most likely rise into the third quarter, and we expect the curve to flatten more. We believe that by year end, however, rates will be below their current levels.

   Looking forward, we will be monitoring several critical factors in the coming months which we feel could have a great impact on the direction of interest rates: consumer confidence and spending, the stock market, the strength of the dollar, and wage and price inflation.

   We believe the consumer will be an early indicator of the impact of Fed policy on the economy. If the consumer curtails spending in anticipation of rising rates, this will depress economic growth more quickly than is normally seen following a tightening of monetary policy. The blast of media attention both before and after the Fed's most recent move might exaggerate the extent of the interest rate increase in the average consumer's mind and hasten the cutback in spending. In the past, consumers rushed to buy goods and services due to fears of inflation. Now consumers recognize that although we are in a period of relatively low inflation and ordinarily there would be no reason to accelerate buying, the cost of financing major purchases via mortgages, credit cards or auto loans is likely to rise. These phenomena could accelerate the impact of the Fed tightening, accomplish the goal of forestalling inflation through a controlled economic pause more quickly, and obviate the need for more than one additional increase in short-term rates later this year.

   The stock market has paused recently in its pursuit of newer higher levels. With long interest rates above 7% and the prospect for additional Fed moves likely to push those rates slightly higher, the stock market now faces a more attractive alternative. We could see a shift in asset allocation away from equities in favor of bonds above and beyond the rebalancing flows seen thus far. This could support the bond market and help keep interest rates from rising significantly.

   The strength of the dollar has been a de facto tightening of monetary policy, making exports more expensive and imports more attractive. It has also provided foreign investors a sizeable unhedged return on their U.S. investments. Should the dollar weaken appreciably, those investors might choose to sell their investments to lock in any gains remaining which would put downward pressure on our market.

   On the wage front, we believe that gains in worker productivity have enabled companies to hold prices firm while still allowing wages to increase. If productivity gains were to abate, increases in wages if any, would most likely have to be passed along in the form of higher prices, forming the base for higher inflation.

   Overall, we believe that the fundamentals supporting a move toward lower interest rates outweigh the negatives. We do not anticipate any tax reform or budget surprises in the foreseeable future which could adversely affect municipal bonds. With the Fed now following a pre-emptive monetary policy, as the economy begins to slow later in the year, the expectation of a continued low inflationary environment, so critical to a strong bond market, will be supported.

Strategy
   Our strategy in the Funds currently is to gradually extend duration and increase positive convexity in order to take advantage of the lower rates which we expect to see toward the end of the year. Municipal bond funds are more difficult to redirect than taxable bond funds since there is such a finite supply of bonds at attractive prices which can be used to implement a change in strategy. For that reason, we have started now to change the investment profile of the Funds, knowing that it will take some time to arrive at our goals.

                                                            Victoria M. Schwatka

April 30, 1997

Performance Information
Legg Mason Tax-Free Income Fund

Performance Comparison of a $10,000 Investment as of March 31, 1997

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated after subtracting each Fund's maximum sales load. The line for each Legg Mason Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.


Maryland Tax Free Income Trust

                          Cumulative   Average Annual
                        Total Return*  Total Return*
-----------------------------------------------------
 One Year                   +1.88%         +1.88%
 Five Years                +35.32          +6.23
 Life of Fund(dagger)      +46.20          +6.63
-----------------------------------------------------
 (dagger) Fund inception -- May 1, 1991
        * Includes maximum sales charge of 2.75%


                  [Graph appears here--see plot points below]


                           Maryland Tax-Free   Lehman Brothers Municipal
Years ended March 31,        Income Trust            Bond Index (1)
---------------------      -----------------   -------------------------
       1991(dagger)               9,722                  10,000
       1992                      10,503                  10,854
       1993                      11,813                  12,213
       1994                      12,227                  12,496
       1995                      13,034                  13,425
       1996                      13,960                  14,550
       1997                      14,620                  15,343


     (1) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market.

(dagger) Fund inception -- May 1, 1991.

Pennsylvania Tax-Free Income Trust

                          Cumulative   Average Annual
                        Total Return*  Total Return*
-----------------------------------------------------
 One Year                    +1.71%      +1.71%
 Five Years                 +36.46       +6.41
 Life of Fund(dagger)       +45.03       +6.78
-----------------------------------------------------
 (dagger) Fund inception -- August 1, 1991
        * Includes maximum sales charge of 2.75%


                  [Graph appears here--see plot points below]


                          Pennsylvania Tax-Free   Lehman Brothers Municipal
Years ended March 31,         Income Trust              Bond Index (1)
---------------------     ---------------------   -------------------------
         1991(dagger)              9,725                    10,000
         1992                     10,334                    10,639
         1993                     11,718                    11,972
         1994                     12,165                    12,249
         1995                     13,014                    13,160
         1996                     13,864                    14,262
         1997                     14,503                    15,037


     (1) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market.

(dagger) Fund inception -- August 1, 1991.



Tax-Free Intermediate-Term Income Trust


                          Cumulative   Average Annual
                        Total Return*  Total Return*
-----------------------------------------------------
 One Year                   +1.66%        +1.66%
 Life of Fund(dagger)      +24.05         +5.03
-----------------------------------------------------
 (dagger) Fund inception -- November 9, 1992
        * Includes maximum sales charge of 2.00%


                  [Graph appears here--see plot points below]


                                Tax-Free         Lehman Brothers 7-Year
Years ended March 31,      Intermediate Trust   Municipal Bond Index (1)
---------------------      ------------------   ------------------------
         1992(dagger)             9,800                    10,000
         1993                    10,226                    10,559
         1994                    10,634                    10,874
         1995                    11,234                    11,564
         1996                    11,961                    12,498
         1997                    12,405                    13,074


     (1) The Lehman Brothers 7-year Municipal Bond Index is a total return performance benchmark for investment grade tax-exempt bonds with maturities from six to eight years.

(dagger) Fund inception -- November 9, 1992.

Statement of Net Assets
Legg Mason Tax-Free Income Fund
March 31, 1997
(Amounts in Thousands)

Maryland Tax-Free Income Trust

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
Municipal Bonds -- 96.9%
      Annapolis (City of), Public Improvement, GO            6.50%          8/1/10                   $  350         $  373
      Anne Arundel County, Consolidated
        Water and Sewer, GO (Pre-refunded 1/15/99)           6.90%          1/15/09                   1,350          1,434(A)
      Anne Arundel County, Consolidated
        Water and Sewer, GO                                  5.30%          4/15/17                   1,000            951
      Anne Arundel County, PCR Refunding
        (Baltimore Gas & Electric Project)                   6%             4/1/24                    4,500          4,516
      Baltimore City Municipal Capital Projects
        (MBIA Insured) (Pre-refunded 4/1/98)                 7.375%         4/1/01                    2,000          2,069(A)
      Baltimore City Waste Water (MBIA insured)
        (Pre-refunded 7/1/00)                                6.50%          7/1/20                    2,750          2,908(A)
      Baltimore County, Consolidated Public
        Improvement, GO                                      6.125%         7/1/09                    2,000          2,105
      Baltimore County, Nursing Home (Stella Maris)
        Series A                                             7.25%          3/1/11                      890            938
      Baltimore County, Pension Funding, GO                  6.70%          7/1/09                    1,000          1,045
      Baltimore County, Pension Funding, GO                  6.70%          7/1/11                    2,900          3,033
      Baltimore County, Pension Funding, GO                  6.70%          7/1/16                    2,000          2,092
      Baltimore, Maryland Revenue Refunding Waste
        Water Project Series A (FGIC insured)                5.50%          7/1/26                    1,000            951
      Calvert County Consolidated Sanitary District          5%             7/15/19                   1,000            912
      Calvert County, Maryland PCR
        (Baltimore Gas & Electric Project)                   5.55%          7/15/14                     750            730
      Carroll County, Consolidated Public
        Improvement, GO                                      5.375%         11/1/20                   1,395          1,314
      Carroll County, Consolidated Public
        Improvement, GO                                      5.375%         11/1/25                   1,855          1,733
      Charles County, GO (Pre-refunded 6/1/01)               6.60%          6/1/01                    1,000          1,087(A)
      Frederick County, GO Series 1990
        (Pre-refunded 8/1/03)                                6.625%         8/1/20                      250            278(A)
      Frederick County, GO Public Facility 1991
        (Pre-refunded 5/1/01)                                6.50%          5/1/06                      500            541(A)
      Frederick County, GO Public Facility 1991
        (Pre-refunded 5/1/01)                                6.50%          5/1/07                      650            704(A)
      Frederick County, GO Public Facilities
        Refunding 1993                                       5.55%          7/1/07                    1,000          1,024

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Harford County, GO (Pre-refunded 12/1/00)              6.40%          12/1/10                  $  500         $  539(A)
      Harford County, GO                                     5%             3/1/12                    1,500          1,411
      Howard County, Consolidated Public Improvement
        GO Series A                                          5.50%          2/15/27                   1,000            962
      Howard County, Consolidated Public Improvement
        GO Series A (Pre-refunded 2/15/00)                   6.50%          2/15/11                     700            737(A)
      Howard County, Metropolitan District Refunding
        Series A                                             5.50%          2/15/09                   1,000          1,013
      Howard County, Metropolitan District Refunding
        Series B                                             0%             8/15/07                   1,000            582(B)
      Howard County, Metropolitan District Refunding
        Series B                                             6%             8/15/19                   1,500          1,530
      Laurel (City of), GO Public Improvement and
        Refunding (MBIA insured)
        (Pre-refunded 7/1/01)                                7%             7/1/09                      250            276(A)
      Laurel (City of), GO Public Improvement and
        Refunding (MBIA insured) (Pre-refunded 7/1/01)       7%             7/1/11                    1,000          1,104(A)
      Maryland Community Development Administration
        Single Family AMT
          Second Series                                      6.65%          4/1/04                    1,000          1,035
          Fourth Series                                      7.45%          4/1/32                      925            967
          Fifth Series                                       7.625%         4/1/29                    1,810          1,876
          Sixth Series                                       7.125%         4/1/14                      465            479
        Single Family Non-AMT Third Series                   7.25%          4/1/27                      670            700
        Multi-Family Insured Mortgage Series G               7.10%          5/15/23                     150            156
        Multi-Family Insured Mortgage Series B               5.80%          5/15/26                   1,500          1,451
      Maryland Department of Transportation
        Consolidated Tranportation
          Series 1989 (Pre-refunded 11/15/98)                6.90%          11/15/04                    750            797(A)
          Series 1990                                        6.60%          11/1/00                   1,500          1,590
          Series 1991                                        6.25%          9/1/03                    2,000          2,104
      Maryland Health and Higher Educational
        Facilities Authority
          Easton Memorial Hospital (MBIA insured)            6.50%          7/1/15                    1,000          1,034
          Francis Scott Key Medical Center (FGIC insured)    5%             7/1/18                    2,000          1,788
          Francis Scott Key Medical Center (FGIC insured)    5%             7/1/23                    2,000          1,763
          Francis Scott Key Medical Center (FGIC insured)    5.625%         7/1/25                    1,000            949
          Francis Scott Key Medical Center (FGIC insured)
            (Pre-refunded 7/1/00)                            6.75%          7/1/23                    1,500          1,621(A)
          Loyola College Series A                            5.375%         10/1/26                   3,000          2,821
          Greater Baltimore Medical Center (FGIC Insured)    5%             7/1/19                    2,000          1,781

Legg Mason Tax-Free Income Fund

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Maryland Health and Higher Educational
        Facilities Authority--(Continued)
          Greater Baltimore Medical Center
            (Pre-refunded 7/1/01)                            6.75%          7/1/19                  $ 1,000        $ 1,092(A)
          Howard County General Hospital
            (Pre-refunded 7/1/98)                            8.25%          7/1/18                    1,100          1,177(A)
          Howard County General Hospital                     5.50%          7/1/21                    2,500          2,258
          Johns Hopkins Hospital Series 1990                 0%             7/1/19                    4,000          1,076(B)
          Johns Hopkins Hospital Series 1993                 5%             7/1/23                    3,250          2,846
          Johns Hopkins University Series 1988               7.50%          7/1/20                    3,000          3,167
          Kennedy Institute Series 1991                      7.40%          7/1/11                      630            667
          Kennedy Institute Series 1991                      6.75%          7/1/22                    1,000          1,021
          Union Memorial Hospital Series A                   6.75%          7/1/11                      100            108
          Union Memorial Hospital Series A                   6.75%          7/1/21                      600            647
          Union Memorial Hospital Series B                   6.75%          7/1/11                      500            539
          Union Memorial Hospital Series B                   6.75%          7/1/21                    1,300          1,401
          University of Maryland Medical System
            Series 1993 (FGIC Insured)                       5.375%         7/1/13                    2,000          1,946
      Maryland National Capital Park and Planning
        Commission (Prince George's County) Series L2
        (Pre-refunded 7/1/02)                                6%             7/1/05                      500            535(A)
      Maryland Stadium Authority Sports Facilities
        Lease Revenue AMT Series D                           7.50%          12/15/10                  5,000          5,417
      Maryland Stadium Authority Sports Facilities
        Lease Revenue AMT Series D                           7.60%          12/15/19                  2,200          2,390
      Maryland Transportation Authority Series 1985          5.75%          7/1/15                    5,250          5,191
      Maryland Water Quality Financing Administration,
        Revolving Loan Fund Revenue Series 1993A             5.40%          9/1/11                    1,500          1,463
      Maryland Water Quality Financing Administration,
        Revolving Loan Fund Revenue Series 1993A             5.40%          9/1/12                    1,500          1,460
      Mayor and City Council of Baltimore (FGIC insured)
        Baltimore City Consolidated Public Improvement       0%             10/15/11                  2,000            867(B)
        Baltimore City Parking Revenue                       6.25%          7/1/21                      500            518
        Baltimore City Water Projects                        5%             7/1/24                    2,000          1,807
      Montgomery County, Consolidated Public
        Improvement, GO Series A                             5.80%          7/1/07                    2,750          2,904
      Montgomery County, Consolidated Public
        Improvement, GO Series A                             0%             7/1/10                    3,000          1,451(B)
      Montgomery County, HOC Single Family                   6.80%          7/1/17                      945            977
      Montgomery County, Parking Revenue Refunding
        (Silver Spring Parking Lot) 1992 Series A
        (FGIC insured)                                       6.25%          6/1/07                    2,000          2,122

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Montgomery County, PCR Refunding
        (Potomac Electric Project) 1994 Series               5.375%         2/15/24                 $ 1,000        $   930
      Morgan State University Academic and Auxiliary
        Fees Revenue (MBIA insured)
          (Pre-refunded 7/1/00)                              7%             7/1/20                    1,000          1,089(A)
      Northeast Maryland Waste Disposal Authority
        Solid Waste Revenue (Montgomery County
        Resource Recovery Project) AMT Series 1993A          6.30%          7/1/16                    3,000          3,044
      Port Facilities Revenue (Consolidated Coal Sales
        Co. Project) Series A & B                            6.50%          10/1/11                   6,000          6,516
      Prince George's County, Consolidated Public
        Improvement, GO                                      6.70%          7/1/04                      585            638
      Prince George's County, Consolidated Public
        Improvement, GO (Pre-refunded 2/1/99)                7.20%          2/1/08                      500            530(A)
      Prince George's County, Consolidated Public
        Improvement, GO                                      6.75%          7/1/11                      585            631
      Prince George's County, PCR Refunding
        (Potomac Electric Project) 1993 Series               6.375%         1/15/23                   2,250          2,362
      Prince George's County, Solid Waste
        Management System Revenue
          Series 1990 (Pre-refunded 6/30/00)                 6.75%          6/30/02                     250            271(A)
          Series 1990 (Pre-refunded 6/30/00)                 6.90%          6/30/06                     750            815(A)
          Series 1993                                        5.25%          6/15/13                   1,000            924
      State of Maryland, GO                                  6.70%          7/15/02                     500            534
      State of Maryland, GO (Pre-refunded 3/1/00)            6.70%          3/1/04                    1,500          1,608(A)
      State of Maryland, GO                                  5.40%          6/1/07                    2,000          2,045
      Talbot County, Bank Qualified, GO                      6.70%          5/1/10                      500            536
      Talbot County, Bank Qualified, GO                      6.70%          5/1/11                      415            444
      University of Maryland
        (Auxiliary Facilities and Tuition Revenue)
          Series A                                           5.60%          4/1/15                    1,000            988
          Series A (Pre-refunded 4/1/00)                     6.50%          4/1/11                    2,000          2,145(A)
          Series B (Pre-refunded 10/1/99)                    7%             10/1/07                   1,000          1,079(A)
          Series B                                           6.375%         4/1/09                    1,000          1,087
      Washington Suburban Sanitary District                  5.50%          6/1/13                    1,000            989
      Washington Suburban Sanitary District                  5.25%          6/1/12                    1,000            963
      Washington Suburban Sanitary District                  5.25%          6/1/11                    1,000            973
      Washington Suburban Sanitary District                  6.10%          6/1/07                    1,000          1,070
      Washington Suburban Sanitary District
        (Pre-refunded 6/1/01)                                6.90%          6/1/13                      400            439(A)

Legg Mason Tax-Free Income Fund

Maryland Tax-Free Income Trust -- Continued


                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Washington Suburban Sanitary District                  5.25%          6/1/15                  $ 1,000         $  946
      Washington Suburban Sanitary District                  5.25%          6/1/16                    1,000            958
      Worcester County Sanitary District, GO
        (Pre-refunded 5/1/01)                                6.75%          5/1/15                      115            125(A)
                                                                                                                  --------
      Total Municipal Bonds  (Identified Cost-- $135,750)                                                          141,530
---------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Obligations(C) -- 1.6%
      Harris County, TX Health Facilities Development
        Corporation Hospital Revenue                         3.85%          4/1/97                    1,500          1,500
      Jackson County, Mississippi Port Facilities Revenue
        Adjusted Refund Chevron USA Inc. Project             3.80%          4/1/97                      800            800
                                                                                                                  --------
      Total Variable Rate Demand Obligations  (Identified Cost-- $2,300)                                             2,300
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 98.5%  (Identified Cost-- $138,050)                                                      143,830
      Other Assets Less Liabilities-- 1.5%                                                                           2,144
                                                                                                                  --------
      Net assets consisting of:
      Accumulated paid-in capital applicable to 9,177 shares outstanding                           $139,840
      Undistributed net realized gain on investments                                                    354
      Unrealized appreciation of investments                                                          5,780
                                                                                                   --------

      Net assets-- 100.0%                                                                                         $145,974
                                                                                                                  ========
      Net asset value and redemption price per share                                                                $15.91
                                                                                                                    ======
      Maximum offering price per share                                                                              $16.36
                                                                                                                    ======
        (net asset value plus sales charge of 2.75% of offering price)

---------------------------------------------------------------------------------------------------------------------------

(A)Pre-refunded bond -- Bonds are referred to as pre-refunded when an issue has been advance refunded by a subsequent issue. The original issue is usually escrowed with U.S. Treasury securities in an amount sufficient to pay the interest, principal and call premium, if any, to the earliest call date. On that call date, the bond "matures". The pre-refunded date is used in determining weighted average portfolio maturity.
(B)Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(C)The rate shown is the rate as of March 31, 1997, and the maturity shown is the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

 A guide to abbreviations follows Sector Diversification.
 See notes to financial statements.

Statement of Net Assets
Legg Mason Tax-Free Income Fund
March 31, 1997
(Amounts in Thousands)

Pennsylvania Tax-Free Income Trust

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
Municipal Bonds -- 96.2%
      Allegheny County, Airport Revenue
        1992-D AMT (FGIC insured)                            7.75%          1/1/19                  $ 1,500        $ 1,534
        1992-B AMT (FSA insured)                             6.625%         1/1/22                    1,000          1,057
      Allegheny County, Baldwin-Whitehall School
        District, GO Series 1992-A (FGIC insured)
        (Pre-refunded 8/15/02)                               6.60%          8/15/10                   1,000          1,090(A)
      Allegheny County Hospital Development Authority,
        Children's Hospital (MBIA insured)                   6.875%         7/1/14                    1,000          1,058
      Allegheny County Hospital Development Authority,
        Presbyterian University Health System, Inc.
        Project Series 1992-B (MBIA insured)                 6%             11/1/23                   1,250          1,237
      Allegheny County, North Allegheny School District
        Refunding Revenue Series A (AMBAC insured)           6.35%          11/1/12                   1,095          1,145
      Allegheny County, West Jefferson Hills School
        District, GO (FGIC insured) (Pre-refunded 2/1/01)    7.10%          2/1/11                    1,000          1,083(A)
      Beaver County, IDA PCR Ohio Edison Company
        (FGIC insured)                                       7%             6/1/21                    1,000          1,082
      Berks County, PA                                       5.85%          11/15/18                  1,000            996
      Bethlehem Authority Water Revenue Refunding
        (MBIA insured)                                       5.30%          11/15/17                  2,000          1,851
      Bucks County, Council Rock School District, GO
        (FGIC insured) (Pre-refunded 3/1/01)                 6.75%          3/1/11                      250            268(A)
      Bucks County, Council Water and Sewer Collection
        Sewer System (FGIC insured)                          5.375%         12/1/13                   1,000            969
      Butler County, Seneca Valley School District, GO
        Series 1991-B (MBIA insured)                         6.50%          1/1/03                      500            516
      Commonwealth of Pennsylvania, GO
        First Series                                         6.125%         9/15/03                   1,000          1,061
        Second Series (Pre-refunded 11/1/01)                 6.50%          11/1/09                   1,000          1,083(A)
      Dauphin County Hospital Authority, Polyclinic
        Medical Center (MBIA insured)
        (Pre-refunded 8/15/99)                               6.90%          8/15/11                     500            528(A)
      Deer Lakes School District Pennsylvania
        (MBIA insured)                                       6.45%          1/15/19                   1,750          1,817
      Delaware River Port Authority (FGIC insured)           5.50%          1/1/26                    1,000            960
      Delaware County Authority, University Revenue,
        Villanova University (MBIA insured)                  6.85%          8/1/11                      500            534
      Delaware County Authority, University Revenue,
        Villanova University (MBIA insured)                  5.50%          8/1/23                    2,000          1,873

Legg Mason Tax-Free Income Fund

Pennsylvania Tax-Free Income Trust -- Continued

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Delaware County, GO (Pre-refunded 11/15/02)            6%             11/15/22                $   780        $   824(A)
      Delaware County, GO                                    6%             11/15/22                    220            222
      Lehigh County IDA PCR Refunding Bonds
        Pennsylvania Power & Light Company Project
        1994 Series A (MBIA insured)                         5.50%          2/15/27                   1,000            930
      Montgomery County, GO Refunding
        Series 1991 (Pre-refunded 7/15/99)                   6.10%          7/15/00                   1,000          1,037(A)
      Montgomery County Higher Education and Health
        Authority, Saint Joseph's University Revenue
        Series 1992 (Connie Lee insured)                     6.25%          12/15/04                    500            534
      Montgomery County, IDA PCR Philadelphia Electric
        Company Series 1991-B (MBIA insured)                 6.70%          12/1/21                   1,500          1,606
      Montgomery County, Upper Gwynedd-Towamencin
        Guaranteed Sewer Revenue Series 1991-A
        (MBIA insured)                                       6.75%          10/15/06                    250            267
      Montgomery Township Municipal Sewer Authority
        Guaranteed Sewer Revenue Series 1991-A
        (MBIA insured)                                       6.70%          5/15/21                     250            261
      Pennsylvania Higher Educational Facilities Authority,
        Allegheny General Hospital Series 1991-A             7.25%          9/1/17                      500            536
      Pennsylvania Higher Educational Facilities Authority,
        University Revenue, University of Pennsylvania
        Series 1996-A                                        5.75%          1/1/22                    1,000            972
      Pennsylvania Higher Educational Facilities Authority,
        Temple University Revenue (MBIA insured)             6.50%          4/1/21                      250            265
      Pennsylvania Higher Educational Facilities Authority,
        University Revenue Series H (AMBAC insured)          5.375%         6/15/18                   1,000            929
      Pennsylvania Higher Education Assistance Agency,
        Student Loan Revenue Series 1991-C AMT
        (AMBAC insured)                                      7.15%          9/1/21                    1,000          1,046
      Pennsylvania Higher Education,
        University of Pittsburgh (FGIC insured)              5.125%         6/1/22                    1,000            901
      Pennsylvania Housing Finance Agency,
        Rental Housing Refunding Revenue
          Series 1992-C                                      6.50%          7/1/23                      750            769
          Series 1993-C                                      5.80%          7/1/22                    1,000            991
      Pennsylvania Housing Finance Agency,
        Single Family Mortgage Non-AMT
          Series 1991-32                                     7.15%          4/1/15                      450            474
          Series 1992-33                                     6.90%          4/1/17                      430            450

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Pennsylvania IDA Economic Development Revenue
        Series 1991-A (Pre-refunded 7/1/01)                  7%             1/1/11                  $ 1,000        $ 1,097(A)
        Series 1994-A (AMBAC insured)                        5.50%          1/1/14                    2,250          2,195
      Pennsylvania Infrastructure Investment Authority
        Revenue Series 1990-A                                7.15%          9/1/10                      500            530
      Pennsylvania Intergovernmental Co-op Authority
        (MBIA insured)                                       5.60%          6/15/15                   1,000            974
      Pennsylvania Intergovernmental Co-op Authority
        (MBIA insured)                                       5.60%          6/15/16                   2,000          1,927
      Pennsylvania State University (Pre-refunded 7/1/99)    6.75%          7/1/14                    2,000          2,133(A)
      Pennsylvania State University                          5.50%          8/15/16                   1,000            962
      Pennsylvania State University                          5.10%          3/1/18                    1,500          1,369
      Pennsylvania Turnpike Commission Revenue
        Series N                                             5.50%          12/1/17                   1,000            945
        Series N (FGIC insured)                              5.50%          12/1/19                   1,000            948
      Philadelphia Gas Works Series B (MBIA insured)         7%             5/15/20                     500            579
      Philadelphia Hospitals and Higher Education
        Facilities Authority, Hospital Revenue Refunding
        Children's Hospital Series 1993-A                    5%             2/15/21                   1,000            864
      Philadelphia Municipal Authority, Justice Lease
        Revenue Series 1991-B (FGIC insured)
        (Pre-refunded 11/15/01)                              7%             11/15/04                    500            554(A)
      Philadelphia Municipal Authority, Justice Lease
        Revenue Series 1991-B (FGIC insured)
        (Pre-refunded 11/15/01)                              7.10%          11/15/05                    500            556(A)
      Philadelphia Municipal Authority, Lease Revenue
        Series 1993-A (FGIC insured)                         5.625%         11/15/14                  1,000            983
      Philadelphia Water and Wastewater Revenue
        (MBIA insured)                                       5.60%          8/1/18                    2,000          1,930
      Sayre, PA Healthcare Revenue Volunteer Hospital
        Authority, Guthrie Healthcare System
        (AMBAC insured)                                      7.20%          12/1/20                     500            551
      Schuylkill County Redevelopment Authority,
        Commonwealth Lease Revenue (FGIC insured)            7.125%         6/1/13                      750            818
      Somerset County General Authority, Commonwealth
        Lease Revenue (FGIC insured)
        (Pre-refunded 10/15/01)                              7%             10/15/13                    500            546(A)
      Swarthmore Borough Authority, Swarthmore College
        Revenue Series 1992                                  6%             9/15/12                   1,000          1,016
      Swarthmore Borough Authority, Swarthmore College
        Revenue Series 1992                                  6%             9/15/20                   2,000          2,015

Legg Mason Tax-Free Income Fund

Pennsylvania Tax-Free Income Trust -- Continued

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      University of Pittsburgh Series 1992-A
        (MBIA insured)                                       6.125%         6/1/21                  $ 1,000        $ 1,010
      Washington County Hospital Authority, Hospital
        Refunding Revenue, Shadyside Hospital Project
        Series 1992 (AMBAC insured)                          5.875%         12/15/13                  1,000          1,007
      Washington County Hospital Authority, Hospital
        Refunding Revenue, Shadyside Hospital Project
        Series 1992 (AMBAC insured)                          6%             12/15/18                  1,000            996
      Westmoreland County (AMBAC insured)                    0%             8/1/13                    2,000            782(B)
      Westmoreland County (AMBAC insured)                    0%             8/1/14                    1,000            366(B)
                                                                                                                   -------
      Total Municipal Bonds  (Identified Cost-- $60,883)                                                            62,409
---------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Obligations(C) -- 2.5%
      Allegheny County, Hospital Development Revenue
        (Presbyterian Hospital) Series A, C and D            3.50%          4/3/97                    1,250          1,250
      Valdez Alaska Marine Terminal
        (Exxon Pipeline Project)                             3.80%          4/1/97                      400            400
                                                                                                                   -------
      Total Variable Rate Demand Obligations  (Identified Cost-- $1,650)                                             1,650
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 98.7%  (Identified Cost-- $62,533)                                                        64,059
      Other Assets Less Liabilities-- 1.3%                                                                             816
                                                                                                                   -------
      Net assets consisting of:
      Accumulated paid-in capital applicable to 4,107 shares outstanding                            $63,370
      Accumulated net realized loss on investments                                                      (21)
      Unrealized appreciation of investments                                                          1,526
                                                                                                    -------
      Net assets-- 100.0%                                                                                          $64,875
                                                                                                                   =======
      Net asset value and redemption price per share                                                                $15.80
                                                                                                                    ======
      Maximum offering price per share                                                                              $16.25
                                                                                                                    ======
        (net asset value plus sales charge of 2.75% of offering price)
---------------------------------------------------------------------------------------------------------------------------

(A)Pre-refunded bond -- Bonds are referred to as pre-refunded when an issue has been advance refunded by a subsequent issue. The original issue is usually escrowed with U.S. Treasury securities in an amount sufficient to pay interest, principal and call premium, if any, to the earliest call date. On that call date the bond "matures." The pre-refunded date is used in determining weighted average portfolio maturity.
(B)Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(C)The rate shown is the rate as of March 31, 1997, and the maturity shown is the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

 A guide to abbreviations follows Sector Diversification.
 See notes to financial statements.

Statement of Net Assets
Legg Mason Tax-Free Income Fund
March 31, 1997
(Amounts in Thousands)

Tax-Free Intermediate-Term Income Trust

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
Municipal Bonds -- 96.1%
      Arizona -- 5.6%
      Arizona Transportation Board Subordinated
        Highway Revenue Series 1992 A                        6%             7/1/00                   $  500         $  521
      Salt River Project Agricultural Improvement
        and Power District, Electric System
        Refunding Revenue 1993 Series A                      5.30%          1/1/03                    1,000          1,020
      Scottsdale Street and Highway User
        Revenue Refunding Series 1993                        5%             7/1/02                    1,000          1,007
      University of Arizona Board of Regents
        (Pre-refunded 6/1/98)                                7.20%          6/1/01                      500            528(A)
                                                                                                                    ------
                                                                                                                     3,076
                                                                                                                    ------
      Connecticut -- 2.0%
      State of Connecticut Special Tax Obligation,
        Transportation Infrastructure 1990 Series A
        (Pre-refunded 6/1/01)                                7.10%          6/1/04                    1,000          1,096(A)
                                                                                                                    ------

      Florida -- 4.6%
      Northwest Florida Water Management District
        Land Acquisition Revenue Refunding
        Series 1992 (FGIC Insured)                           5.50%          4/1/02                    1,000          1,031
      Florida State Board of Education Capital Outlay
        Series A                                             5.60%          1/1/08                    1,000          1,024
      Jacksonville Florida Electric Authority Revenue
        Refunding (St. Johns River Issue)                    5.10%          10/1/10                     500            481
                                                                                                                    ------
                                                                                                                     2,536
                                                                                                                    ------
      Illinois -- 2.3%
      State of Illinois Sales Tax Revenue Series O           5.90%          6/15/01                   1,220          1,270
                                                                                                                    ------

      Kentucky -- 1.8%
      Turnpike Authority of Kentucky, Economic
        Development Road Revenue and Revenue
        Refunding (Revitalization Projects)
        Series 1993 (AMBAC insured)                          5.30%          7/1/04                    1,000          1,019
                                                                                                                    ------

      Louisiana -- 1.9%
      City of New Orleans Audubon Park Commission
        Aquarium Series 1993 (FGIC insured)                  6%             10/1/08                   1,000          1,045
                                                                                                                    ------

      Maine -- 1.8%
      Maine Municipal Bond Bank Refunding 1993
        Series A                                             5.20%          11/1/05                   1,000          1,007
                                                                                                                    ------

Legg Mason Tax-Free Income Fund

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Maryland -- 22.0%
      Baltimore County, GO Pension Refunding 1991            6.70%          7/1/16                  $ 1,000        $ 1,045
      Cecil County, GO Consolidated Public Improvement
        and Refunding 1993 (FGIC insured)                    6.50%          12/1/99                     850            894
      Howard County, Consolidated Public Improvement
        and Refunding 1993 Series A                          4.80%          8/15/01                   1,000          1,007
      Maryland Department of Transportation Consolidated
        Transportation Refunding
          Series 1991                                        6%             9/1/00                    1,000          1,043
          Series 1993                                        4.375%         6/15/04                   1,000            956
      Maryland Health and Higher Educational Facilities
        Authority Refunding Revenue Johns Hopkins
        University Issue Series 1988                         7.50%          7/1/20                    1,300          1,372
      Maryland Transportation Authority, Transportation
        Facilities Projects Revenue Series 1992              5.70%          7/1/05                    1,000          1,042
      Mayor and City Council of Baltimore
        GO Consolidated Public Improvement
          Refunding 1995 Series A (FGIC insured)             0%             10/15/06                    750            461(B)
        Project and Refunding Revenue (Water Projects)
          Series 1990-A (MBIA insured)
          (Pre-refunded 7/1/00)                              6.50%          7/1/20                    1,000          1,058(A)
      Montgomery County, GO Consolidated Public
        Improvement
          Series B                                           6.80%          11/1/99                   1,000          1,060
          Series B (Pre-refunded 11/1/99)                    6.80%          11/1/07                   1,000          1,076(A)
      Northeast Maryland Waste Disposal Authority Solid
        Waste Revenue (Montgomery County Resource
        Recovery Project) Series 1993 A AMT                  5.60%          7/1/02                    1,000          1,013
                                                                                                                   -------
                                                                                                                    12,027
                                                                                                                   -------
      Missouri -- 0.9%
      Missouri Health and Educational Facilities Authority
        Refunding Revenue, (SSM Health Care)
        Series 1992 A (MBIA insured)                         4.90%          6/1/98                      500            505
                                                                                                                   -------
      Nebraska -- 1.9%
      Nebraska Public Power District Revenue                 5.70%          1/1/04                    1,000          1,033
                                                                                                                   -------
      Nevada -- 3.1%
      Clark County, Nevada                                   5.50%          6/1/11                    1,155          1,143

      State of Nevada, GO LT (Nevada Municipal Bond
        Bank Refunding Project No. 4) Series 1989 B          6.70%          2/1/01                      500            533
                                                                                                                   -------
                                                                                                                     1,676
                                                                                                                   -------

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      New Hampshire -- 1.9%
      New Hampshire Municipal Bond Bank GO
        Refunding 1991 Series H                              5.70%          2/15/01                 $ 1,000        $ 1,032
                                                                                                                   -------
      New Jersey -- 3.9%
      New Jersey Turnpike Authority, Turnpike
        Revenue Series 1991 C (AMBAC insured)                6.40%          1/1/07                    2,000          2,110
                                                                                                                   -------
      North Carolina -- 2.6%
      Durham, North Carolina GO Series 1986                  4.90%          2/1/10                    1,500          1,427
                                                                                                                   -------
      Ohio -- 4.6%
      City of Franklin, Ohio GO LT Series 1993               5.50%          12/1/11                   2,000          2,000
      State of Ohio Higher Education Facilities
        Revenue Series 1988 A                                7%             11/1/01                     500            517
                                                                                                                   -------
                                                                                                                     2,517
                                                                                                                   -------
      Pennsylvania -- 1.9%
      Pennsylvania Intergovernmental Cooperation
        Authority Special Tax Revenue
        (City of Philadelphia Refunding
        Program) Series 1992 (FGIC insured)                  5.75%          6/15/99                   1,000          1,029
                                                                                                                   -------
      South Carolina -- 3.9%
      Berkeley County Water and Sewer Revenue
        Refunding and Improvement (MBIA insured)             6.50%          6/1/06                    1,000          1,068
      South Carolina Public Service Authority Revenue,
        1991 Refunding and Improvement Series B              6.70%          7/1/02                    1,000          1,088
                                                                                                                   -------
                                                                                                                     2,156
                                                                                                                   -------
      Tennessee -- 3.7%
      State of Tennessee GO, 1994 Series A                   5.25%          3/1/02                    1,000          1,024
      Metropolitan Government Nashville and
        Davidson County Tennessee Water & Sewer
        Refunding (MBIA insured)                             5.50%          1/1/13                    1,000            990
                                                                                                                   -------
                                                                                                                     2,014
                                                                                                                   -------
      Texas -- 7.3%
      City of Austin Combined Utility Systems Revenue
        Refunding Series 1992 A (MBIA insured)               6%             11/15/04                  1,000          1,055
      City of Houston Water and Sewer System
        Junior Lien Revenue Refunding Series 1992 C
        (MBIA insured)                                       5.40%          12/1/01                   1,000          1,026
      Texas Public Finance Authority, GO Refunding
        (Superconducting Super Collider Project)
        Series 1992 C (FGIC insured)                         0%             4/1/02                    1,000            783(B)

Legg Mason Tax-Free Income Fund

Tax-Free Intermediate-Term Income Trust -- Continued

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Texas -- Continued
      United Independent School District (Webb County
        Texas) Unlimited Tax School Building Bonds,
        Series 1995 (PSFG insured)                           7.10%          8/15/06                 $ 1,000        $ 1,140
                                                                                                                   -------
                                                                                                                     4,004
                                                                                                                   -------
      Vermont -- 2.8%
      State of Vermont, GO 1990 Series A
        (Pre-refunded 2/1/00)                                6.75%          2/1/03                    1,400          1,506(A)
                                                                                                                   -------
      Virginia -- 13.5%
      Commonwealth of Virginia Transportation Board,
        Transportation Contract Revenue Refunding
          Series 1992 (Route 28 Project)                     5.75%          4/1/00                    1,000          1,032
          Series 1992 (Route 28 Project)                     6%             4/1/06                    1,000          1,049
      Fairfax County Public Improvement Refunding
          Series 1994 A                                      7.25%          6/1/01                    1,000          1,097
          Series 1992 C                                      5.50%          10/1/03                   2,000          2,049
      Henrico County GO Public Improvement Refunding
        Series 1993                                          5.25%          1/15/09                   1,100          1,099
      Virginia Public Building Authority State Building
        Revenue Refunding Series 1992 B                      5.625%         8/1/02                    1,000          1,037
                                                                                                                   -------
                                                                                                                     7,363
                                                                                                                   -------
      Washington -- 2.1%
      Washington State Motor Vehicle Fuel Tax Revenue
        Series D                                             6.50%          1/1/07                    1,045          1,147
                                                                                                                   -------
      Total Municipal Bonds  (Identified Cost-- $51,860)                                                            52,595
---------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Obligations(C)-- 2.7%
      Carlton Wisconsin Pollution Control Revenue
        Power & Light Company Project B                      4%             4/1/97                      200            200
      Emery County Utah Pollution Control Revenue
        Adjusted Refund Pacificorp Projects                  3.80%          4/1/97                      600            600
      Jackson County Mississippi Port Facilities Revenue
        Adjusted Refund Chevron USA Inc. Project             3.80%          4/1/97                      100            100
      Sublette County Wyoming Pollution Control Revenue
        Floating Rate-dates Exxon Project                    3.80%          4/1/97                      600            600
                                                                                                                   -------
      Total Variable Rate Demand Obligations  (Identified Cost-- $1,500)                                             1,500
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 98.8%  (Identified Cost-- $53,360)                                                        54,095
      Other Assets Less Liabilities--1.2%                                                                              641
                                                                                                                   -------
      Net assets-- 100.0%                                                                                          $54,736
                                                                                                                   =======

---------------------------------------------------------------------------------------------------------------------------
      Net assets consisting of:
      Accumulated paid-in capital
        applicable to 3,596 shares outstanding                                                      $54,211
      Accumulated net realized loss on investments                                                     (210)
      Unrealized appreciation of investments                                                            735
                                                                                                    -------

      Net assets-- 100.0%                                                                                          $54,736
                                                                                                                   =======
      Net asset value and redemption price per share                                                                $15.22
                                                                                                                    ======
      Maximum offering price per share(D)                                                                           $15.22
                                                                                                                    ======
---------------------------------------------------------------------------------------------------------------------------

(A)Pre-refunded bond -- Bonds are referred to as pre-refunded when an issue has been advance refunded by a subsequent issue. The original issue is usually escrowed with U.S. Treasury securities in an amount sufficient to pay the interest, principal and call premium, if any, to the earliest call date. On that call date, the bond "matures." The pre-refunded date is used in determining weighted average portfolio maturity.
(B)Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(C)The rate shown is the rate as of March 31, 1997, and the maturity shown is the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.
(D)Sales charges are being waived for the period August 1, 1995 to July 31, 1997.

A guide to abbreviations follows Sector Diversification.
See notes to financial statements.

Sector Diversification
Legg Mason Tax-Free Income Fund
March 31, 1997
(Amounts in Thousands)

                                               Maryland                      Pennsylvania                    Tax-Free
                                               Tax-Free                        Tax-Free                  Intermediate-Term
                                             Income Trust                    Income Trust                  Income Trust
                                          ------------------              ------------------           -------------------
                                             % of     Market                 % of     Market              % of      Market
                                          Net Assets   Value              Net Assets   Value           Net Assets    Value
---------------------------------------------------------------------------------------------------------------------------
      Education Revenue                       5.5    $  8,063                17.6    $11,407                5.5    $ 3,030
      Escrowed                                 --          --                 2.7      1,727                 --         --
      General Obligation--Local              17.2      25,059                 1.9      1,218               30.9     16,899
      General Obligation--School               --          --                 5.4      3,477                 --         --
      General Obligation--State               1.8       2,579                 1.6      1,061                7.3      3,979
      Health Care and Hospital Revenue       14.2      20,761                11.1      7,221                0.9        505
      Housing Revenue                         5.2       7,641                 4.1      2,685                 --         --
      Lease Revenue                           5.3       7,806                 2.8      1,801                1.9      1,037
      Other                                    --          --                  --         --                4.2      2,299
      Other Special Taxes                      --          --                 4.5      2,901                 --         --
      Parking Revenue                         1.8       2,640                  --         --                 --         --
      Port Facilities Revenue                 4.5       6,516                  --         --                 --         --
      Pre-refunded Bonds                     17.1      25,000                16.6     10,801                9.6      5,263
      Small Business Administration
        Revenue                                --          --                 3.4      2,195                 --         --
      Solid Waste Revenue                     2.7       3,968                  --         --                1.8      1,013
      Student Loan Revenue                     --          --                 1.6      1,046                 --         --
      Transportation Revenue                  6.1       8,885                 8.4      5,443               17.9      9,779
      Utilities                               5.9       8,537                 5.6      3,617                7.7      4,195
      Water and Sewer Revenue                 9.6      14,075                 8.9      5,809                8.4      4,596
      Short-Term Investments                  1.6       2,300                 2.5      1,650                2.7      1,500
      Other Assets Less Liabilities           1.5       2,144                 1.3        816                1.2        641
                                            -----    --------               -----    -------              -----    -------
                                            100.0    $145,974               100.0    $64,875              100.0    $54,736
                                            =====    ========               =====    =======              =====    =======

        ----------------------------------------------------------------

Guide to Investment Abbreviations
Legg Mason Tax-Free Income Fund

AMBAC            AMBAC Indemnity Corporation
AMT              Alternative Minimum Tax
CONNIE LEE       Connie Lee Insurance Company
FGIC             Financial Guaranty Insurance Company
FSA              Financial Security Assurance
GO               General Obligation
HOC              Housing Opportunities Commission
IDA              Industrial Development Authority
LT               Limited Tax
MBIA             Municipal Bond Insurance Association
PCR              Pollution Control Revenue
PSFG             Permanent School Fund Guaranty

Statements of Operations
Legg Mason Tax-Free Income Fund
(Amounts in Thousands)



                                                                                          Year Ended 3/31/97
                                                                        ---------------------------------------------------
                                                                          Maryland       Pennsylvania        Tax-Free
                                                                          Tax-Free         Tax-Free      Intermediate-Term
                                                                        Income Trust     Income Trust      Income Trust
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                             $8,687            $3,897           $2,907
                                                                           ------            ------           ------

Expenses:
      Investment advisory fee                                                 818               366              314
      Distribution and service fees                                           372               166              143
      Custodian fee                                                            93                70               68
      Transfer agent and shareholder servicing expense                         53                26               17
      Audit and legal fees                                                     37                25               34
      Reports to shareholders                                                  25                14               12
      Registration fees                                                         4                 3               21
      Trustees' fees                                                            4                 4                4
      Organization expense                                                      2                 5               14
      Other expenses                                                           12                 7                5
                                                                           ------            ------           ------
                                                                            1,420               686              632
           Less: fees waived                                                 (433)             (244)            (253)
                 compensating balance credits                                  (2)               (2)              (2)
                                                                           ------            ------           ------
           Total expenses, net of waivers and compensating
              balance credits                                                 985               440              377
                                                                           ------            ------           ------
      Net Investment Income                                                 7,702             3,457            2,530
                                                                           ------            ------           ------
Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on investments                                     482               (20)              18
      Change in unrealized appreciation of investments                     (1,253)             (422)            (462)
                                                                           ------            ------           ------
      Net Realized and Unrealized Gain (Loss) on Investments                 (771)             (442)            (444)
===========================================================================================================================
      Change in Net Assets Resulting from Operations                       $6,931            $3,015           $2,086
                                                                           ======            ======           ======


See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Tax-Free Income Fund
(Amounts in Thousands)

                                                               Maryland             Pennsylvania             Tax-Free
                                                               Tax-Free               Tax-Free           Intermediate-Term
                                                             Income Trust           Income Trust           Income Trust
                                                          ------------------      ------------------     ------------------
                                                              Years Ended            Years Ended            Years Ended
                                                          3/31/97    3/31/96      3/31/97    3/31/96     3/31/97    3/31/96
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income                               $ 7,702     $ 7,788    $ 3,457     $ 3,585     $ 2,530    $ 2,409
      Net realized gain (loss) on investments                 482       1,136        (20)      1,082          18         --
      Change in unrealized appreciation of investments     (1,253)      1,072       (422)       (519)       (462)       897
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations        6,931       9,996      3,015       4,148       2,086      3,306
      Distributions to shareholders:
         From net investment income                        (7,702)     (7,788)    (3,457)     (3,585)     (2,530)    (2,409)
         From net realized gain on investments               (672)       (497)      (778)       (267)         --         --
      Change in net assets from Fund share transactions       772       2,620        820       1,050      (4,862)    10,308
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets                                   (671)      4,331       (400)      1,346      (5,306)    11,205
Net Assets:
      Beginning of year                                   146,645     142,314     65,275      63,929      60,042     48,837
                                                         ------------------------------------------------------------------
      End of year                                        $145,974    $146,645    $64,875     $65,275     $54,736    $60,042
---------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights
Legg Mason Tax-Free Income Fund

     Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.


                         Investment Operations                  Distributions From:
                --------------------------------------   -------------------------------------
                                                                                   In Excess
      Net Asset     Net     Net Realized       Total                     Net         of Net                      Net Asset
        Value,  Investment and Unrealized      From         Net       Realized      Realized                      Value,
      Beginning   Income   Gain (Loss) on   Investment   Investment    Gain on       Gain on       Total          End of
       of Year    (Loss)    Investments     Operations     Income    Investments   Investments  Distributions      Year
---------------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Income Trust
Years Ended Mar. 31,
1997   $16.07    $.83(D)     $(.09)           $ .74       $(.83)        $(.07)         $--         $(.90)          $15.91
1996    15.87     .86(D)       .25             1.11        (.86)         (.05)          --          (.91)           16.07
1995    15.69     .83(D)       .18             1.01        (.83)           --           --          (.83)           15.87
1994    15.97     .84(D)      (.27)             .57        (.84)           --         (.01)         (.85)           15.69
1993    15.03     .88(D)       .95             1.83        (.88)         (.01)          --          (.89)           15.97



                                             Ratio/Supplemental Data
           ------------------------------------------------------------------------------------
                                                           Net
                         Total            Net           Investment                 Net Assets
                        Expenses        Expenses       Income (Loss)  Portfolio      End of
             Total     to Average      to Average       to Average    Turnover        Year
           Return(A)  Net Assets(B)   Net Assets(C)     Net Assets      Rate     (in thousands)
-----------------------------------------------------------------------------------------------
Maryland Tax-Free Income Trust
Years Ended Mar. 31,
1997        4.73%       .67%(D)        .66%(D)          5.18%(D)         6.0%       $145,974
1996        7.11%       .59%(D)        .58%(D)          5.29%(D)        14.1%        146,645
1995        6.60%        --            .54%(D)          5.32%(D)         9.5%        142,314
1994        3.51%        --            .46%(D)          5.10%(D)         6.6%        145,578
1993       12.47%        --            .40%(D)          5.61%(D)          --         128,566



                         Investment Operations                  Distributions From:
                --------------------------------------   -------------------------------------
                                                                                   In Excess
      Net Asset     Net     Net Realized       Total                     Net         of Net                      Net Asset
        Value,  Investment and Unrealized      From         Net       Realized      Realized                      Value,
      Beginning   Income   Gain (Loss) on   Investment   Investment    Gain on       Gain on       Total          End of
       of Year    (Loss)    Investments     Operations     Income    Investments   Investments  Distributions      Year
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Income Trust
Years Ended Mar. 31,
1997   $16.10      $.83(E)     $(.11)         $ .72        $(.83)       $(.19)         --         $(1.02)         $15.80
1996    16.02       .89(E)       .15           1.04         (.89)        (.07)         --           (.96)          16.10
1995    15.80       .85(E)       .22           1.07         (.85)          --          --           (.85)          16.02
1994    16.03       .86(E)      (.23)           .63         (.86)          --          --           (.86)          15.80
1993    14.99       .91(E)      1.04           1.95         (.91)          --          --           (.91)          16.03



                                             Ratio/Supplemental Data
           ------------------------------------------------------------------------------------
                                                           Net
                         Total            Net           Investment                 Net Assets
                        Expenses        Expenses       Income (Loss)  Portfolio      End of
             Total     to Average      to Average       to Average    Turnover        Year
           Return(A)  Net Assets(B)   Net Assets(C)     Net Assets      Rate     (in thousands)
-----------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Income Trust
Years Ended Mar. 31,
1997         4.61%       .67%(E)          .66%(E)          5.20%(E)     13.6%        $64,875
1996         6.52%       .54%(E)          .53%(E)          5.42%(E)     17.2%         65,275
1995         7.03%        --              .49%(E)          5.42%(E)      2.1%         63,929
1994         3.81%        --              .40%(E)          5.16%(E)       --          62,904
1993        13.31%        --              .32%(E)          5.74%(E)       --          49,959



                         Investment Operations                  Distributions From:
                --------------------------------------   -------------------------------------
                                                                                   In Excess
      Net Asset     Net     Net Realized       Total                     Net         of Net                      Net Asset
        Value,  Investment and Unrealized      From         Net       Realized      Realized                      Value,
      Beginning   Income   Gain (Loss) on   Investment   Investment    Gain on       Gain on        Total         End of
       of Year    (Loss)    Investments     Operations     Income    Investments   Investments  Distributions      Year
---------------------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate-Term Income Trust
Years Ended Mar. 31,
1997     $15.34      $.68(F)      $(.12)      $ .56        $(.68)         $ --          --         $(.68)        $15.22
1996      15.06       .68(F)        .28         .96         (.68)           --          --          (.68)         15.34
1995      14.96       .72(F)        .10         .82         (.72)           --          --          (.72)         15.06
1994      15.06       .70(F)       (.09)        .61         (.70)         (.01)         --          (.71)         14.96
1993(G)   14.70       .28(F)        .36         .64         (.28)           --          --          (.28)         15.06



                                             Ratio/Supplemental Data
           ------------------------------------------------------------------------------------
                                                           Net
                         Total            Net           Investment                 Net Assets
                        Expenses        Expenses       Income (Loss)  Portfolio      End of
             Total     to Average      to Average       to Average    Turnover        Year
           Return(A)  Net Assets(B)   Net Assets(C)     Net Assets      Rate     (in thousands)
-----------------------------------------------------------------------------------------------
Tax-Free Intermediate-Term Income Trust
Years Ended Mar. 31,
1997        3.71%       .67%(F)          .66%(F)          4.43%(F)       8.9%       $54,736
1996        6.47%       .57%(F)          .56%(F)          4.41%(F)        --         60,042
1995        5.65%        --              .34%(F)          4.83%(F)      24.8%        48,837
1994        3.99%        --              .30%(F)          4.44%(F)       6.6%        54,032
1993(G)     4.35%(H)     --              .20%(F,I)        4.71%(F,I)      --         37,138

--------------
(A) Excluding sales charge.
(B) Pursuant to Securities and Exchange Commission regulations effective December 31, 1995, this ratio reflects total expenses before compensating balance credits. Previously, credits were included in the ratio.
(C) This ratio reflects total expenses reduced by the impact of compensating balance credits.
(D) Net of fees waived and reimbursements made by the Adviser in excess of voluntary expense limitations as follows: 0.35% of average daily net assets until June 30, 1992; 0.40% until December 31, 1992; 0.45% until December 31, 1993; 0.50% until June 30, 1994; 0.55% until July 31, 1995;
    0.60% until March 31, 1996; 0.65% until December 31, 1996  and  0.70%
    through  July  31, 1997.
(E) Net of fees waived and reimbursements made by the Adviser in excess of voluntary expense limitations as follows: 0.25% of average daily net assets until June 30, 1992; 0.30% until September 30, 1992; 0.35% until July 31, 1993; 0.40% until December 31, 1993; 0.45% until June 30, 1994;
    0.50% until July 31, 1995; 0.55% until March 31, 1996; 0.65% until December 31, 1996 and 0.70% through July 31, 1997.
(F) Net of fees waived and reimbursements made by the Adviser in excess of voluntary expense limitations as follows: 0.20% of average daily net assets until March 31, 1993; 0.30% until June 30, 1994; 0.35% until July 31, 1995; 0.65% until December 31, 1996 and 0.70% through July 31, 1997.
(G) For the period November 9, 1992 (commencement of operations) to March 31, 1993.
(H) Not annualized
(I) Annualized

See notes to financial statements.

Notes to Financial Statements
Legg Mason Tax-Free Income Fund
(Amounts in Thousands)

--------------------------------------------------------------------------------
1. Significant Accounting Policies:
           The Legg Mason Tax-Free Income Fund ("Trust"), consisting of the Maryland Tax-Free Income Trust ("Maryland Tax-Free"), the Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free") and the Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate"), (each separately referred to as a "Fund" and collectively as the "Funds"), is registered under the Investment Company Act of 1940, as amended, each as an open-end management investment company. All series of the Trust are non-diversified.

      Security Valuation
           Portfolio securities are valued based upon market quotations. When market quotations are not readily available, securities are valued based on prices received from recognized broker-dealers in the same or similar securities. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

           Maryland Tax-Free and Pennsylvania Tax-Free each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting either of those states and certain of its public bodies and municipalities may affect the ability of issuers within that state to pay interest, or repay principal of, municipal obligations held by either of those Funds.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividends are declared daily and paid monthly. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions payable are recorded on the ex-dividend date. At March 31, 1997 dividends payable of $280 were accrued for Maryland Tax-Free, $126 for Pennsylvania Tax-Free and $91 for Tax-Free Intermediate.

      Investment Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Trusts' investment advisers, acting under the supervision of their Board of Trustees, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders. Unused capital loss carryforwards for federal income tax purposes at March 31, 1997 were as follows: Pennsylvania Tax-Free, $21 which expire in 2005; and Tax-Free Intermediate, $143 which expire in 2003 and $67 which expire in 2004.

--------------------------------------------------------------------------------
      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           For the year ended March 31, 1997 investment transactions (excluding short-term investments) were as follows:


                                              Purchases      Proceeds from Sales
--------------------------------------------------------------------------------
      Maryland Tax-Free                        $8,596             $9,108
      Pennsylvania Tax-Free                     8,553              9,935
      Tax-Free Intermediate-Term                4,833              7,623

           At March 31, 1997, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                        Cost       Appreciation   Depreciation
--------------------------------------------------------------------------------
      Maryland Tax-Free              $138,050        $6,288          $(508)
      Pennsylvania Tax-Free            62,533         2,145           (619)
      Tax-Free Intermediate-Term       53,360           937           (202)


3. Transactions with Affiliates:
           Each Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker , Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Pursuant to their respective agreements, the Adviser provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly at an annual rate of 0.55% of each Fund's average daily net assets.

           The Adviser has agreed to waive its fees and to reimburse each Fund for its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) which in any month are in excess of annual rates, based on average daily net assets according to the following schedules: for Maryland Tax-Free, 0.55% until July 31, 1995; 0.60% until March 31, 1996; 0.65% until December 31, 1996 and 0.70% through July 31, 1997, or until the Fund's net assets reach $200 million, whichever occurs first. For Pennsylvania Tax-Free, 0.50% until July 31, 1995; 0.55% through March 31, 1996; 0.65% until December 31, 1996 and 0.70% through July 31, 1997, or until the Fund's net assets reach $125 million, whichever occurs first. For Tax-Free Intermediate, 0.35% until July 31, 1995; 0.65% until December 31, 1996 and 0.70% through July 31, 1997, or until the Fund's net assets reach $100 million, whichever occurs first. For the year ended March 31, 1997 advisory fees of $433, $244, and $253, respectively, were waived and $37, $12, and $8 were due to the Adviser by Maryland Tax-Free, Pennsylvania Tax-Free and Tax-Free Intermediate-Term, respectively.

           Legg Mason, as distributor of the Funds, receives an annual distribution fee and an annual service fee, computed daily and payable monthly, from each of the Funds at an annual rate of 0.125% for each, of average daily net assets. At March 31, 1997, distribution and service fees due to the distributor were as follows: Maryland Tax-Free, $31; Pennsylvania Tax-Free, $14; and Tax-Free Intermediate, $12.

Legg Mason Tax-Free Income Fund
(Amounts in Thousands)

--------------------------------------------------------------------------------
           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended March 31, 1997: Maryland Tax-Free, $18; Pennsylvania Tax-Free, $8; and Tax-Free Intermediate, $6.

4. Line of Credit:
           The Funds, along with certain other Legg Mason Funds, participate in a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended March 31, 1997, the Funds had no borrowings under the line of credit.

5. Fund Share Transactions:
           At March 31, 1997, there were unlimited shares authorized at $.001 par value for all Funds of the Trust. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased              Net Change
                                          -----------------    ----------------   -----------------        ----------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
---------------------------------------------------------------------------------------------------------------------------
      Maryland Tax-Free
        Year Ended March 31, 1997            881    $14,121       394   $6,311   (1,225)    $(19,660)          50    $  772
        Year Ended March 31, 1996            966     15,669       379    6,159   (1,183)     (19,208)         162     2,620

      Pennsylvania Tax-Free
        Year Ended March 31, 1997            418      6,655       192    3,059     (557)      (8,894)          53       820
        Year Ended March 31, 1996            458      7,487       163    2,654     (556)      (9,091)          65     1,050

      Tax-Free Intermediate
        Year Ended March 31, 1997            858     13,139       128    1,969   (1,304)     (19,970)        (318)   (4,862)
        Year Ended March 31, 1996          1,315     20,254       119    1,831     (764)     (11,777)         670    10,308

Report of Independent Accountants

To the Shareholders and Trustees of Legg Mason Tax-Free Income Fund:

   We have audited the accompanying statements of net assets of the Legg Mason Maryland Tax-Free Income Trust, Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Tax-Free Intermediate-Term Income Trust ("the Funds") as of March 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Maryland Tax-Free Income Trust, Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Tax-Free Intermediate Term Income Trust as of March 31, 1997, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.

Baltimore, Maryland
May 2, 1997